SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 28, 2009



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On July 28, 2009, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated July 28, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  July 28, 2009


                                       /s/Ronald J. Casciano
                                       ---------------------------------------
                                       Ronald J. Casciano
                                       Vice President, Chief Financial Officer,
                                       Treasurer and Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated July 28, 2009.